UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2020

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81-2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CSSE	The Nasdaq Stock Market LLC
9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.0001 par value per share	CSSEP	The Nasdaq Stock Market LLC

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 10, 2020, Chicken Soup for the Soul Entertainment Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered two proposals: (i) the election of eight directors; and (ii) the ratification of the appointment of Rosenfield and Company, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Company’s board of directors consists of eight directors, with each director serving a one year term. The board of directors nominated each of the current directors, William J. Rouhana, Jr., Scott W. Seaton, Amy L. Newmark, Fred M. Cohen, Cosmo DeNicola, Martin Pompadur, Christina Weiss Lurie, and Diana Wilkin, for re-election.

The results of the matters voted upon at the Annual Meeting are set forth below:

Proposal No. 1 – Election of directors.

The election of each director nominee was approved, as follows:

Name	For	Authority Withheld	Broker Non-Votes
William J. Rouhana, Jr.	79,488,064	122,450	1,259,443
Scott W. Seaton	79,488,054	126,450	1,259,443
Amy L. Newmark	79,492,066	126,460	1,259,443
Fred M. Cohen	79,488,074	122,448	1,259,443
Cosmo DeNicola	79,492,074	126,440	1,259,443
Martin Pompadur	79,492,066	122,440	1,259,443
Christina Weiss Lurie	79,492,074	122,448	1,259,443
Diana Wilkin	78,139,380	122,440	1,259,443

Proposal No. 2 – Ratification of the appointment of Rosenfield and Company, PLLC.

The ratification of the appointment of Rosenfield and Company, PLLC was approved, as follows:

For	Against	Abstain
80,434,667	11,074	428,216

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2020	CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

	By:	/s/ William J. Rouhana, Jr.
William J. Rouhana, Jr.
Chairman and Chief Executive Officer